Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cheviot Financial Corp. (the “Corporation”), on Form 10-Q for the period ended March 31, 2013, as filed with the Securities and Exchange Commission on the date of this Certification (the “Report”), I, Thomas J. Linneman, President and Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

A signed original of this written statement required by Section 906 has been provided to Cheviot Financial Corporation and will be retained by Cheviot Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

/s/Thomas J. Linneman
Thomas J. Linneman
President and Chief Executive Officer

Date:  May 10, 2013